UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 22, 2016

Dr Pepper Snapple Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5301 Legacy Drive, Plano, Texas		75024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-673-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2016, Dr Pepper Snapple Group, Inc. (the "Company") issued a press release announcing that José Gutiérrez has joined the Company's Board of Directors (the "Board") effective today. Mr. Gutiérrez was designated as an independent director and will stand for re-election at the annual stockholder's meeting occuring on May 18, 2017. Mr. Gutiérrez will serve on the Corporate Governance and Nominating Committee.

Mr. Gutiérrez, 55, currently serves as senior executive vice president and chief of staff to the chairman & CEO of AT&T. Over the course of 25 years at AT&T, Mr. Gutiérrez has held several senior executive positions, including president and CEO of Southwestern Bell (AT&T Southwest), president of AT&T Global Enterprise Solutions, president of AT&T Wholesale and Access Solutions, president and CEO of AT&T Advertising Solutions and president of Industry Markets. Mr. Gutiérrez currently serves on the board of directors of Denny's Corporation. He is also a member of the Strategic Development Board at the University of Missouri’s Trulaske College of Business, a member of the Missouri 100 Advisory Board and co-chairman of the National Campaign at the University of Missouri. He is vice chairman of the Thompson Foundation for Autism and Neurodevelopmental Disorders, a member of the board of directors of the Cotton Bowl, a former board member of the World Affairs Council of Dallas/Forth Worth and a former trustee of the Dallas Museum of Art.

As a non-management member of the Company's Board of Directors, Mr. Gutiérrez will receive an annual retainer of $100,000 and an award for restricted stock units equal to $130,000 in remuneration for his services. Mr. Gutiérrez will receive a pro-rated retainer of $50,000 and an award of restricted stock units equal to $65,000 in remuneration for his services in 2016.

There are no arrangements or understandings known to the Company between Mr. Gutiérrez and any other person pursuant to which he was elected as a director. There are no transactions in which Mr. Gutiérrez has an interest requiring disclosures pursuant to Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended.

A copy of the press release is attached hereto as Exhbit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1--Dr Pepper Snapple Group, Inc. Press Release dated September 22, 2016--"JOSÉ GUTIÉRREZ JOINS DR PEPPER SNAPPLE GROUP BOARD OF DIRECTORS"

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dr Pepper Snapple Group, Inc.

September 22, 2016	By:	James L. Baldwin

Name: James L. Baldwin
Title: Executive Vice President & General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Dr Pepper Snapple Group, Inc. Press Release dated August 11, 2016-- "JOSÉ GUTIÉRREZ JOINS DR PEPPER SNAPPLE GROUP BOARD OF DIRECTORS".